THE ADVISORS' INNER CIRCLE FUND

                         GLB NEW OPPORTUNITY GROWTH FUND

                         Supplement dated July 18, 2001
                      to the Prospectus dated October 1, 2000


At a Special Board meeting held on July 18, 2001, the Board of Trustees of The Advisors' Inner Circle Fund unanimously voted to close the GLB New Opportunity Growth Fund (the "Fund"). This decision was made after careful consideration of the fact that the Fund had not been able to raise significant assets from investors and the determination that there was little prospect for future asset growth. The Fund is currently closed to new investors. The Fund intends to cease operations in an orderly manner and distribute its net assets to shareholders. The orderly termination of the Fund is expected to be completed by August 31, 2001.

If you own shares through an IRA or other tax qualified account, you should call your IRA custodian to discuss options for reinvestment of distribution proceeds. You should also consult your tax advisor regarding the tax treatment of distributions from your account.






               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE